Analyst / Investor Day New York Stock Exchange Monday, December 5, 2011 Exhibit 99.2

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, Tesoro's competitive position and competitive advantages; the effects of our multi-year improvement plan; implementation of our supply and trading strategy; implementation of our marketing integration plan; refining throughput, yields and margins; the market outlook, including expectations regarding feedstock costs, differentials, spreads and imports; capital expenditures and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements; cash flows, including projected EBITDA, as well as debt reduction and balance sheet strengths; our growth opportunities; and value and growth opportunities to maximize Tesoro's investment in Tesoro Logistics LP. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have included various estimates of EBITDA, a non-GAAP financial measure, throughout the presentation. These estimates include: EBITDA improvement, EBITDA estimates related to our High Return Capital Program, Tesoro Logistics LP EBITDA Expectations and EBITDA for our commercial operations. Please see Appendix for the definition and reconciliation of these EBITDA estimates. 2

• Greg Goff, President and CEO • Dan Romasko, EVP, Operations • Chuck Parrish, EVP, General Counsel • Scott Spendlove, SVP, Chief Financial Officer • Chuck Flagg, SVP, Strategy & Business Development • Frank Wheeler, SVP, Refining • Claude Moreau, SVP, Marketing • Dave Kirshner, SVP, Commercial 3 Management Team

• Positioned in the western United States – Seven refineries – 665,000 barrels per day capacity – Nearly 1,200 retail stations branded Tesoro®, Shell® and USA Gasoline™ – Additional 290 retail stations in 2012 and 2014 • Operate in higher margin markets • Significant refining and marketing integration in key markets • Tesoro Logistics supports integrated value chain; strong growth potential • Access to advantaged crude oil supply About Tesoro Kenai, AK Mandan, ND Salt Lake City, UT Anacortes, WA Martinez, CA Wilmington, CA Kapolei, HI 4

5 Key Messages • Delivering sustainable improvements in 2011; first year of a multi-year plan • Reinvesting free cash flow into high-return capital projects • TLLP creating significant value; strategic vehicle for growth • Strengthening the balance sheet to drive value creation Exceeded delivery of our 2011 improvement plan

6 Deliver EBITDA improvement of $170 to $265 million • Operational efficiency and effectiveness – Drive gross margin capture – Deliver reliability and cost improvements – Execute high-return capital program • Commercial excellence • Financial discipline • Value-driven growth What We Told You Last Year 2010 Analyst/Investor Meeting

7 What We Delivered Operational Efficiency & Effectiveness Commercial Excellence Financial Discipline Value- Driven Growth Refinery utilization improved 13% 1,2 Refinery reliability improved 4% 1,2 Refining gross margin improved 56% 2,3 Refining cost per barrel down 16% 2 Debt to Total Capitalization reduced 26%2 Purchased 4.7 million shares Successful Tesoro Logistics LP IPO Growth in refining and marketing integration New high-return refining projects 1 Refinery utilization and reliability improvement excluding the impact from the lost 2010 Anacortes throughput of 45 mbpd. 2 January through September 2011. 3 Increase in refining gross margin excludes benefit from market improvement, versus 2010, estimated at $450 million.

1.50 0.80 3.15 4.50 2008 2009 2010 2011 YTD 8 Improvements drove 56% increase in gross margin1 • Crude oil flexibility facilitated higher margin capture • Refining and marketing integration enabled increased utilization • Advantaged logistics supported product sales optionality • High-return, short payback projects contributed to improved capture rate Operational Efficiency & Effectiveness Driving Gross Margin Capture Gross Margin vs Index, $/bbl 90% 83% 78% 88% 2008 2009 2010 2011 YTD *Anacortes incident * Refinery Utilization 1 Increase in refining gross margin excludes benefit from estimated market improvement.

8.99 8.43 8.06 2008 2009 2010 2011 YTD 9 Driving significant improvements in cost structure • Improved reliability reduced fixed costs • Increased energy efficiency • Significant investment in asset integrity • Reduced overhead costs • Reduced post-retirement benefit costs • Strategic sourcing benefits 9.79 * All-in Cost Per Barrel 1 1 All-in cost per barrel excludes depreciation and impairment expenses. Operational Efficiency & Effectiveness Delivering Reliability and Cost Improvements 97 96 90 98 2008 2009 2010 2011 YTD Operational Availability, % EDC *Anacortes incident * 94

10 40 30 110 110 2009 2010 2011 Plan 2011 Estimate Small Capital Large Capital Projects Income Capital Spend by Year $ in millions 17 72 125 105 2009 2010 2011 Plan 2011 Estimate Cumulative EBITDA $ in millions • Capture feedstock advantage • Improve refinery yields Driving sustainable improvements in the business Operational Efficiency & Effectiveness High-Return Capital Program Note: EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of EBITDA estimate. • Drive energy efficiency • Recover light ends

11 Operational Efficiency & Effectiveness High-Return Capital Program Mandan Hydrotreater conversion to distillate Capital: $2 million Annual EBITDA: $7 million Anacortes Asphalt rail rack conversion to crude Capital: $1 million Annual EBITDA: $1 million Kenai Hydrocracker upgrade Capital: $7 million Annual EBITDA: $3 million Salt Lake City New black wax pump Capital: $0.4 million Annual EBITDA: $5 million Wilmington Propylene recovery Capital: $2 million Annual EBITDA: $7 million Martinez Shell additive capability at terminal Capital: $0.5 million Annual EBITDA: $1 million Kapolei Furnace controls upgrade Capital: $1 million Annual EBITDA: $3 million Note: Project EBITDA represents annual run-rate estimate calculated consistent with Tesoro market outlook.

12% 9% 12% 3% 6% 2007 2008 2009 2010 2011 YTD 12 Capturing more of the refining and marketing value chain Commercial Excellence • Captured significant feedstock cost advantage • Increased Bakken crude oil supply • Increased exports off the West Coast • Increased trading around Tesoro Panama assets West Coast Crude ANS Purchases1 1 Alaska North Slope crude oil purchases as a percentage of total West Coast purchases (Los Angeles, San Francisco, and Anacortes, WA) 2 Source: US Department of Energy 30 (89) (66) (49) (96) 2007 2008 2009 2010 2011 YTD PADD5 Gas & Diesel Net Imports/(Exports) 2 mbpd

• Repurchased $328 million of debt • Reduced Total Debt to Total Capitalization from 38% to 28% • Reduced post-retirement benefit liabilities by about $300 million • Purchased 4.7 million shares • September 2011 cash balance of $1.1 billion 13 Focused on strengthening the balance sheet Financial Discipline Cash Balance $ in billions $0.0 $0.4 $0.6 $1.1 2008 2009 2010 2011 Sept

14 • Strengthening refining and marketing integration - Increased wholesale marketing long-term supply agreements by 76 mbpd - Shell Mid-Continent brand - 14 mbpd - 50 SUPERVALU retail stations - 5 mbpd1 - 240 Thrifty retail stations - 25-30 mbpd1 Refining and marketing integration up 44 percentage points2 1 SUPERVALU transaction expected to close in early 2012. We expect to take possession of Thrifty stations in a phased process in 2012 and 2014. 2 Integration percentage calculated based on average gasoline production for the nine months ended September 30, 2011. Refining & Marketing Integration 2 30% 74% 2011 Base Current Outlook Base Improvements Value-Driven Growth Refining & Marketing Integration

15 • Public offering in April 2011 exceeded expectations - Net proceeds of $333 million • Unlocked embedded value of logistics assets • Improved cost of capital for future growth • Supports refining and marketing integration Value-Driven Growth Tesoro Logistics LP Creates strategic vehicle for growth

16 $0.5 $0.4 2009 2010 2011 • YTD EBITDA up over $1.1 billion • Market improvement of $0.4 billion1 • Anacortes impact of nearly $0.2 billion2 • Remaining $0.5 billion: – Refinery utilization increased 13% – Gross margin capture per barrel improved 7% – Direct refining cost per barrel down 16% Strong execution has delivered significant improvement YTD Sept EBITDA ($ in billions) Market Strong 2011 EBITDA Growth $1.5 1 Market improvement calculated based on the year-over-year improvement in the Tesoro Index. 2 Anacortes impact calculated based on nine months ended September 2010 lost throughput of 45 mbpd and year-to-date 2011 PNW Index.

Market Outlook

TESORO

Key Drivers	Tesoro's View
Economy	Slow U.S. recovery
World Product Demand Growth	Gasoline ~1% and Diesel ~2% per year
U.S. Product Demand Growth	Gasoline flat and Diesel ~2% per year
U.S. Crude Oil Supply	Strong growth in oil shale plays and Canada
Global Refining Capacity	Continues to exceed demand
Alternative Fuels, CAFE Standards	Reduces U.S. hydrocarbon demand
Regulatory Environment	Continues to be a challenge

Market outlook remains unchanged

Source: Purvin & Gertz, PIRA, Tesoro

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$20 $40 $60 $80 $100 $120 $140 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 18 Outlook Market Outlook LLS & WTI, $/bbl Light Louisiana Sweet Source: Purvin & Gertz, PIRA, Tesoro Inland crude oil dislocation declines to transportation parity West Texas Intermediate

19 Gradual increase relative to 2010 Outlook Market Outlook Light/Heavy Differentials, $/bbl LLS to Maya Source: Purvin & Gertz, PIRA, Tesoro $0 $5 $10 $15 $20 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

20 Relatively flat overall margin outlook; Mid-Continent advantage declines to transportation parity Outlook Market Outlook Regional Crack Spreads, $/bbl Source: Purvin & Gertz, PIRA, Tesoro 2012 2013 2014 $0 $5 $10 $15 $20 $25 $30 2004 2005 2006 2007 2008 2009 2010 2011 West Coast 321 (ANS) Group 3 321 (WTI) Gulf Coast 321 (LLS)

-$5 $0 $5 $10 $15 2004 2005 2006 2007 2008 2009 2010 2011 21 Global diesel demand drives premium over gasoline Market Outlook USGC Diesel to Gasoline Differential, $/bbl Source: Purvin & Gertz, PIRA, Tesoro 2012 2013 2014 Outlook

(800) (600) (400) (200) 0 200 400 600 800 1,000 1,200 2005 2006 2007 2008 2009 2010 2011 22 Reduction in net imports supporting domestic refinery utilization Market Outlook US Gasoline and Diesel Net Imports/(Exports), mbpd Source: Purvin & Gertz, PIRA, Tesoro 2012 2013 2014 Outlook Gasoline Diesel

23 Inland crude discounts expected to narrow through 2014 Market Outlook Tesoro Index, $/bbl Outlook $0 $5 $10 $15 $20 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Source: Tesoro

Enacted • Renewable Fuels Standard 2 (RFS2) • California Assembly Bill 32 Potential • EPA regulatory agenda • Greenhouse gas emissions • Low carbon fuel standards 24 Market Outlook Regulatory Environment 0 5 10 15 20 25 30 35 2011 2013 2016 2021 2022 Corn Starch Derived Ethanol Cellulosic Ethanol Other Advanced Biofuel RFS2 Biofuel Mandate (in billions of gallons)

• Operational efficiency and effectiveness – Safety and reliability – System improvements – Cost leadership • Commercial excellence • Financial discipline • Value-driven growth Strategic Priorities 25 Strategic priorities remain the same

26 Key Elements of 2012 Plan • Execute high-return capital projects; provide significant EBITDA growth beyond 2012 • Maintain reliability and increase refinery throughput; execute major turnaround plan • Growth in refining and marketing integration • Execute Tesoro Logistics LP growth initiatives • Expand supply and trading activities 2012 Plan drives additional $150-200 million EBITDA

0.9 1.0 0.8 0.5 2008 2009 2010 2011 YTD Continue drive towards operational excellence 27 Refining • Continue safety and environmental improvements • Maintain availability at 98% • Address West Coast operating costs • Execute $300 million turnaround plan • Deliver over $450 million multi-year large income capital program 5.19 5.01 5.83 4.96 2008 2009 2010 2011 YTD Refining Manufacturing Costs, $/bbl OSHA Recordable Incident Rate Rate per 200,000 hours

28 Marketing * • Integrate 290 new retail operations over plan period1 • Upgrade to highest netback channel of trade • Identify and pursue additional profitable growth opportunities Deliver value-added business around refining system; enable maximum refinery utilization 1 SUPERVALU transaction expected to close in early 2012. We expect to take possession of Thrifty stations in a phased process in 2012 and 2014.

IPO Growth 2013 Public LP Units TSO LP Units TSO GP • Unlocks value of legacy logistics assets • Allows greater capture of total refining and marketing value chain • Strategic growth vehicle with lower cost of capital • Provides diversification of TSO earnings 29 Embedded value within TSO expected to grow substantially Tesoro Logistics LP Tesoro Benefits From TLLP’s Growth TLLP LP + GP Equity Value1 $ in billions $1.4 $0.7 $0.7 $350MM $900MM 1 Expected equity value assumes current public valuation multiples and execution of the 2012 TLLP business plan.

• Driving logistics organic growth – Bakken gathering system expansion – California distribution capabilities – Unit train rail facilities • Volumetric Increases – Marketing integration – Mandan expansion project • Martinez crude oil marine terminal drop-down in 2012 • Third party acquisitions 30 IPO 2012 Growth Initiatives 2013 TLLP EBITDA Expectations, $ million $47 $100 $53 Tesoro Logistics has significant identified growth opportunities Tesoro Logistics LP Growth Opportunities

31 Product Terminals •Kenai, AK •Anacortes, WA •Martinez, CA Pipelines •Wilmington, CA •Kenai, AK Marine Terminals •Kenai, AK •Anacortes, WA •Martinez, CA (2) •Long Beach, CA Right of First Offer Assets Significant available growth through drop downs Tesoro Logistics LP Asset Drop Down Opportunities

32 Commercial • Implement supply and trading strategy - Bakken crude oil supply supports investment at Mandan and Anacortes - Utah waxy crude oil supply supports investment at Salt Lake City - Product supply and trading activity supports West Coast refining and marketing system • Expect to deliver additional $30-50 million of EBITDA in 2012 - Bakken presence supports merchant supply and trading - Tesoro Panama supports international merchant crude oil supply and trading Enhanced commercial activity around assets

33 California (Wilmington and Martinez) Significant efforts under way to drive sustainable improvements Operational Efficiency & Effectiveness Competitive Position TSO TSO TSO TSO TSO Note: Tesoro versus regional competitors, illustrative. Less Competitive More Competitive Average Regional Competitor Feedstock Advantage Yields Operating Costs Sustaining Capital Logistics Refining/Marketing Integration TSO

34 California (Wilmington and Martinez) 2011 YTD Run-rate Targeting 2012 EBITDA improvements $60 – 70 million Operational Efficiency & Effectiveness System Improvements • Enhance product yield • Integrate Thrifty retail stations1 • Execute major 2012 turnaround plan • Expand Wilmington products terminal • Address operating costs Run-rate net margin gain of 16 – 19% Note: Chart is illustrative of fully realized run-rate targeted improvements relative to actual results through September 2011. 1 We expect to take possession of Thrifty stations in a phased process in 2012 and 2014.

• Vacuum Distillation Unit replacement • Product yield upgrade from petroleum coke to clean products • Total cost of $40 million • $20-25 million annual run-rate EBITDA* • Expected completion 3Q 2012 35 Wilmington Yield Improvement Maintain feedstock flexibility and maximize product yield * EBITDA estimate consistent with Tesoro market outlook.

36 Pacific Northwest (Anacortes and Kenai) Bakken crude oil drives feedstock advantage and improves yield Operational Efficiency & Effectiveness Competitive Position TSO TSO TSO TSO TSO Note: Tesoro versus regional competitors, illustrative. Less Competitive More Competitive Average Regional Competitor Feedstock Advantage Yields Operating Costs Sustaining Capital Logistics Refining/Marketing Integration TSO

2011 YTD Run-rate 37 Pacific Northwest (Anacortes and Kenai) Targeting 2012 EBITDA improvements up to $20 million Operational Efficiency & Effectiveness System Improvements • Capture yield and cost advantage on 30 mbpd Bakken crude oil • Maximize Canadian crude oil runs • Integrate SUPERVALU retail stations • Expand long-term wholesale contracts Run-rate net margin gain of 9 - 12% Note: Chart is illustrative of fully realized run-rate targeted improvements relative to actual results through September 2011.

• Facility to unload 30 mbpd of Bakken crude oil at Anacortes, 25% of refining capacity • Total cost of $60 million 38 Bakken Crude Oil Supply to Anacortes • $35-40 million annual run-rate EBITDA* • Expected completion 4Q 2012 • Supports growth of Tesoro Logistics through potential drop down Product yield and crude oil cost advantage * EBITDA estimate consistent with Tesoro market outlook.

39 Mid-Continent (Mandan and Salt Lake City) Operational Efficiency & Effectiveness Competitive Position Expand advantaged crude oil processing capabilities TSO TSO TSO TSO TSO TSO Note: Tesoro versus regional competitors, illustrative. Less Competitive More Competitive Average Regional Competitor Feedstock Advantage Yields Operating Costs Sustaining Capital Logistics Refining/Marketing Integration

2011 YTD Run-rate 40 Mid-Continent (Mandan and Salt Lake City) Targeting 2012 EBITDA improvements $40 – 50 million Operational Efficiency & Effectiveness System Improvements • 10 mbpd expansion and DDU project at Mandan • Product yield and crude oil cost advantage project at Salt Lake City • Maximize diesel capabilities • Expand Bakken crude gathering system • Grow wholesale and retail marketing Run-rate net margin gain of 18 - 20% Note: Chart is illustrative of fully realized run-rate targeted improvements relative to actual results through September 2011.

• Expand capacity from 58 to 68 mbpd • Total cost of $35 million • $35-40 million annual EBITDA* • Expected completion 2Q 2012 • Supports growth of Tesoro Logistics 41 Mandan Refinery Expansion Increase throughput of advantaged Bakken crude oil * EBITDA estimate consistent with Tesoro market outlook.

• Expand diesel desulfurization unit (DDU) capacity from 17 to 22 mbpd • Increase diesel fuel yield at Mandan • Total cost of $35 million • $10-12 million annual EBITDA* • Expected completion 4Q 2013 42 Mandan DDU Expansion Optimize refinery yield to highest netback product * EBITDA estimate consistent with Tesoro market outlook.

43 Salt Lake City Conversion Project • Improve yields of gasoline and diesel • Increase throughput capacity by 4 mbpd • 100% increase of advantaged waxy crude oil throughput to 21 mbpd • Total cost of $180 million • Estimated $100 million annual EBITDA* Product yield and crude oil cost advantage • Expected completion in two stages in 2013 and 2014 * EBITDA estimate consistent with Tesoro market outlook.

44 Mid-Pacific (Kapolei) Operational Efficiency & Effectiveness Competitive Position Improving feedstock costs and yields TSO TSO TSO TSO TSO Note: Tesoro versus regional competitors, illustrative. Less Competitive More Competitive Average Regional Competitor Feedstock Advantage Yields Operating Costs Sustaining Capital Logistics Refining/Marketing Integration TSO

2011 YTD Run-rate 45 Mid-Pacific (Kapolei) Targeting 2012 EBITDA improvements up to $10 million Operational Efficiency & Effectiveness System Improvements • Energy efficiency projects • Process alternative feedstocks • Improve yields • Enhanced naphtha export opportunities Run-rate net margin gain of 12 - 35% Note: Chart is illustrative of fully realized run-rate targeted improvements relative to actual results through September 2011.

110 300 260 135 2011E 2012E 2013E 2014E Capital and Turnaround Summary 46 2011E 2012E 2013E 2014E Regulatory Maintenance Income Capital Spending $ in millions 320 670 545 430 Significant increase in high-return growth capital Turnaround Spending $ in millions

Income Capital Spend $ in millions • High-return, short payback • Sustainable improvements • Significant incremental EBITDA • Investments focused on: – Improving yields – Reducing feedstock costs – Reducing operating costs – Expanding logistics infrastructure 47 110 375 305 245 2011E 2012E 2013E 2014E Large Capital Projects Small Capital Projects Cumulative EBITDA $ in millions High-Return Capital Investments 105 195-205 420-430 485-495 2011E 2012E 2013E 2014E Increased capital deployed in high-return projects * EBITDA estimate consistent with Tesoro market outlook.

48 Financial Discipline • Maintain average cash balance of $600 to $750 million • Repurchase remaining $299 million 2012 Senior Unsecured Notes • Increase investment in high-return capital projects • Drive towards investment grade rating Strengthened balance sheet facilitates value-driven growth Solid Operating Results Capital Discipline Strong Cash Flows Balance Sheet Strength Strategic Growth

Value-Driven Growth 49 Well positioned to deliver additional growth • Significant efforts directed at high value refinery improvement projects • Continued focus on: – Logistics – Refining and marketing integration • Pursue strategic opportunities accretive to shareholder value

• Target $150 to $200 million of EBITDA improvements in 2012 • Investing free cash flow in sustainable high-return capital projects – Over $1.0 billion between 2011 and 2014 – Cumulative EBITDA of nearly $500 million by 2014 • Significant improvements in operating efficiency and effectiveness • Strong balance sheet • Highly committed leadership team 50 Becoming an Industry Leader

51 Summary Strong 2011, well positioned for growth in 2012 and beyond • Exceeded delivery of our 2011 improvement plan • Redeploying free cash flow into high-return capital projects • Driving fundamental and sustainable improvements in the business • Leveraging strong balance sheet to drive growth • TLLP creating significant value; a strategic vehicle for growth (20)% 0% 20% 40% 60% 80% 100% Nov Jan Mar May Jul Sep Nov 1-Year Share Price Return TSO Peer Average* S&P 500 * Peer Average includes Valero, HollyFrontier and Sunoco

52 Appendix

Non-GAAP Financial Measure

TESORO

EBITDA represents earnings before interest and financing costs, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBTIDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis and as a component of the fixed charge coverage financial covenant in our credit agreement. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities.

(In millions) Unaudited	High Return Capital Program - Cumulative EBITDA[1]						
	2009	2010	2011 Plan	2011 Estimate	2012 Estimate	2013 Estimate	2014 Estimate
Net Earnings	$ 9.7	$ 43.1	$ 73.5	$ 61.1	$ 119.0	$ 254.1	$ 293.2
Add income tax expense*	5.9	26.4	45.1	37.5	72.9	155.7	179.7
Add interest and financing costs	-	-		-	-	-	-
Add depreciation and amortization expense	1.4	2.5	6.4	6.4	8.1	15.2	17.1
EBITDA	$ 17.0	$ 72.0	$ 125.0	$ 105.0	$ 200.0	$ 425.0	$ 490.0

(In millions) Unaudited	Actual Nine Months Ended September 30,			First Year Estimate[1]				
	2009	2010	2011	Los Angeles Yield Improvement	Bakken Crude Oil Supply to Anacortes	Mandan Refinery Expansion	Mandan DDU Expansion	Salt Lake City Waxy Crude Project
Net Earnings (Loss)	$ 39	$ (32)	$ 670	$ 13.1	$ 21.9	$ 22.5	$ 6.0	$ 58.0
Add (Less) income tax expense (benefit)*	22	(6)	415	8.0	13.4	13.8	3.7	35.6
Add interest and financing costs	91	112	139	-	-	-	-	-
Add depreciation and amortization expense	315	314	312	1.4	2.2	1.2	1.3	6.4
EBITDA	$ 467	$ 388	$ 1,536	$ 22.5	$ 37.5	$ 37.5	$ 11.0	$ 100.0

* Income tax expense estimates calculated using the nine months ended September 30, 2011 effective tax rate of 38%.

[1] When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range.

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54 Non-GAAP Financial Measure (in millions) Unaudited Commercial EBITDA Net Earnings $ 21.7 Add income tax expense* 13.3 Add interest and financing costs - Add depreciation and amortization expense - EBITDA $ 35.0 (In millions) Unaudited TLLP EBITDA (Standalone) Expectations IPO 2012 Growth Initiatives 2013 Run-rate Net Earnings $ 41.5 $ 36.5 $ 79.0 Add interest and financing costs 9.5 5.0 13.5 Add depreciation and amortization expense 2.0 5.5 7.5 EBITDA $ 53.0 $ 47.0 $ 100.0 * Income tax expense estimates calculated using the nine months ended September 30, 2011 effective tax rate of 38%. 1 When a range of estimated EBITDA has been disclosed, we have included the EBITDA reconciliation for the mid-point of the range. (In millions) Unaudited 2012 Regional Improvements1 California Pacific Northwest Mid-Continent Hawaii Total Net Earnings $ 40.5 $ 10.7 $ 27.7 $ 5.9 $ 84.8 Add income tax expense* 24.8 6.5 16.9 3.6 51.8 Add interest and financing costs - - - - - Add depreciation and amortization expense 4.7 2.8 5.4 0.5 13.4 EBITDA $ 70.0 $ 20.0 $ 50.0 $ 10.0 $ 150.0